Financial risk management	12 Months Ended
Dec. 31, 2017
Financial Instruments [Abstract]
Financial risk management
Financial risk management

a)	Overall risk management policy
The Company’s activities expose it to a variety of financial risks, including currency risk, interest rate risk, credit risk and liquidity risk.
The Company’s overall risk management program focuses on minimizing potential adverse effects on the Company’s financial performance. The Company uses derivative financial instruments to hedge certain risk exposures.
Risk management is led by senior management and is mainly carried out by a central treasury department which identifies, evaluates and hedges financial risks in close cooperation with the Company’s operating units.

b)	Market risk (including currency risk and interest rate risk)
In managing market risks, the Company aims to minimize the impact of short term fluctuations on the Company’s earnings. Over the longer term, however, permanent changes in foreign exchange rates and interest rates will have an impact on consolidated earnings.

Currency risk	Foreign currency risk on assets and liabilities in currencies other than functional currency

Description
The Company is exposed to foreign exchange risk arising from the translation of assets and liabilities denominated in currencies other than the Euro. This affects particularly Nomad’s U.S. Dollar loans and cross currency interest rate swaps and Nomad's GBP loans and cross currency interest rate swaps.

The U.S. Dollar and GBP value of these liabilities is retranslated at closing exchange rates into Euro for inclusion in the financial statements. Fluctuations in the value of these liabilities are caused by variations in the closing EUR-USD and EUR-GBP exchange rates.

Prior to April 21, 2017, 80% of the Company's Pound Sterling loans were designated as net investment hedges against the Company's investment in its subsidiaries in the UK.  From April 21, 2017, the existing Sterling loans were settled and USD debt of $610 million was entered into. In order to match its underlying cash flows the Company has entered into a number of cross-currency interest rate swaps. In exchange for $610.0 million the Company received €570.5 million which has been designated as cash flow hedges. Of the €570.5 million, €271.2 million was swapped to £226.7 million. 82.8% of the Company’s Pound Sterling cross currency interest rate swaps are designated as hedges against the Company’s investment in its subsidiaries in the UK.

Mitigation & Impact on	Any foreign exchange movement resulting from the translation of $610m term loan to Euros

Statement of Financial	is offset with the translation of the receive U.S. Dollar, pay Euro cross currency interest rate

Position / Equity /	swaps. Gains/losses on the cross currency interest rate swap are released from cash flow

Income Statement	hedge reserve to match the gain or losses on the U.S. Dollar debt as they impact profit and loss.

From April 21, 2017, 82.8% of the Company’s Pound Sterling cross currency interest rate swaps are designated as hedges against the Company’s investment in its subsidiaries in the UK. In 2016 and up until April 21, 2017 80% of the Company's Pound Sterling loans were designated as hedges against the Company's investment in its subsidiaries in the UK. As at December 31, 2017, this represented 93.1% of the net assets held in GBP (2016: 99%).

The impact of the net investment hedge is taken directly to equity via the foreign currency translation reserve. The amount taken to this reserve which arose on the retranslation of the cross currency interest rate swaps was a gain of €12.4 million and from the translation of the GBP loans in place was a loss of €4.3 million. In 2016 the amount taken to this reserve which arose on the translation of Sterling loans was a €35.4 million gain, (2015: €6.8 million gain). There was no material ineffectiveness in the net investment hedge in either 2017 or 2016.

Sensitivity analysis	During 2017, the Euro strengthened by 3.9% (2016: strengthened by 13.8%) against Sterling.

The notional amount of Pound Sterling cross currency interest rate swaps designated as hedges is £187.6m, the gain of €12.4 million resulted from a 5.8% movement in the GBP-EUR foreign exchange rate. A 1% movement in the GBP-EUR foreign exchange rate would result in a gain or loss of €2.2 million which would be taken to equity.

Hedge accounting is not applied to 17.2% of the Company's Pound Sterling cross currency interest rate swaps. A 1% movement in the GBP-EUR foreign exchange rate would result in a gain or loss of €0.4 million.

In addition, the impact on the related interest charge would be to decrease or increase the charge by €0.1 million, €0.1 million and €0.2 million for each 1% change in the exchange rate in 2017 and 2016 and 2015 respectively.

Currency risk	Foreign currency risk on purchases

The Company is exposed to foreign exchange risk where a business unit makes purchases in a currency other than the functional currency of that entity.
For the Company, the most significant of these exposures is the purchase of fish inventories in U.S. Dollars and the purchase of goods and services in Euros by the UK and the Nordics.

Mitigation & Impact on	The Company’s policy is to reduce this risk by using foreign exchange forward contracts

Statement of Financial	which are designated as cash flow hedges. These contracts all have a maturity of less

Position / Equity /	than one year. The fair value of the U.S. Dollars forward contracts with reference to

Income Statement	non-USD functional currencies as at December 31, 2017 is an asset of €6.5 million (2016: €11.0 million asset). All forecast transactions are still expected to occur.

As at December 31, 2017, 69.8% (2016: 98%, 2015: 69%) of forecast future U.S. Dollar payments for the next twelve months were hedged through the use of forward contracts and existing cash. A proportion of the forward contracts have been designated as cash flow hedges.
The fair value of the Euro forward contracts with reference to non-Euro functional currencies as at December 31, 2017 is €1.5 million (2016: €1.1 million).

As at December 31, 2017, 68% (2016: 86.9%, 2015: 58%) of forecast future net euro payments for the next twelve months were hedged through the use of forward contracts and existing cash. A proportion of the forward contracts have been designated as cash flow hedges over forecast purchases.

Sensitivity analysis	During 2017, the Euro strengthened by 3.9% against Sterling, and strengthened by 13.9% against the U.S.Dollar and strengthened by 2.7% against the Swedish Krona.

On an annualized 2017 basis, for each 1% that the Euro strengthens or weakens against Sterling, assuming all other variables remain constant, the impact relating to these purchases would be to increase or decrease the Company’s profit or loss before tax by approximately €0.7 million (2016: €0.6 million, 2015: €0.5 million), excluding the impact of any forward contracts.

On an annualized 2017 basis, for each 1% that the Euro strengthens or weakens against the U.S.Dollar, assuming all other variables remain constant, the impact would be to increase or decrease the Company’s profit or loss before tax by approximately €2.4 million (2016: €2.2 million, 2015: €2.2 million), excluding the impact of any forward contracts.

On an annualized 2017 basis, for each 1% that the Euro strengthens or weakens against Swedish Krona, assuming all other variables remain constant, the impact relating to these purchases would be to increase or decrease the Company’s profit or loss before tax by approximately €0.7 million (2016: €0.4 million, 2015: €0.5 million), excluding the impact of any forward contracts.

We do not expect purchase levels to be materially different in the coming year.

Interest rate risk

Description	The Company has significant levels of floating rate borrowings and is therefore exposed to the impact of interest rate fluctuations.

Mitigation & Impact on

Equity / Income Statement
The Company’s policy on interest rate risk is designed to limit the Company’s exposure to fluctuating interest rates. In 2017 the Company entered into a €400 million 7 year fixed rate Bond, floating rate senior Euro debt of €500 million and floating rate senior USD of $610 million. The company also entered into cross currency interest rate swaps to swap its floating USD term loans to fixed Euros or Sterling.

During 2017 the weighted average fixed rate of the Company's interest cash flows in Sterling was 65.8% (2016: 157%) and the weighted average fixed rate of the Company's Euro interest cash flows was 38.9% (2016: 66%). As at December 31, 2017 this was 100% and 58.3% respectively.

Sensitivity analysis
In 2017, one month GBP LIBOR rates increased by 0.25 percentage points (2016: 0.25 percentage points decrease) and there were no significant changes in three month EURIBOR rates (2016: decreased by 0.15 percentage points). Negative interest rates are treated as 0% for the purpose of the interest applied on the senior loans.

If interest rates were greater than 1%, an increase or decrease of one percentage point in the interest rate charge on borrowings would correspondingly decrease or increase the Company’s profit/(loss) before tax by approximately €5.1 million (2016: €14.8 million, 2015: €14.5 million).

c)	Credit risk

Description
Credit risk arises on cash and cash equivalents and derivative financial instruments with banks and financial institutions, as well as on credit exposures to customers. See Note 18 for analysis of the trade receivables balance and Note 20 for analysis of the cash and cash equivalents balance.

Mitigation
The Company limits counterparty exposures by monitoring each counterparty carefully and where possible, setting credit limits by reference to published ratings. The Company limits its exposure to individual financial institutions by spreading forward foreign exchange contracts, cross currency interest rate swaps and surplus cash deposits between several institutions.

The credit quality of customers is assessed taking into account their financial position, past experience and other factors. Credit limits are set for customers and regularly monitored. The Company aims to ensure that the maximum exposure to one financial institution does not exceed €150.0 million and that the long term credit rating does not fall below High Single A.

d)	Liquidity risk

Description
The Company is exposed to the risk that it is unable to meet its commitments as they fall due. The Company has financial conditions imposed by its lenders which it must achieve in order to maintain its current level of borrowings. A single net debt covenant is carried out quarterly and at the end of each financial year. There have been no breaches of the covenants throughout the year.

Mitigation
The Company ensures that it has sufficient cash and available funding through regular cash flow and covenant forecasting. In addition, the Company has access to a revolving credit facility of €80.0 million, expiring in May 2023. This is available to finance working capital requirements and for general corporate purposes. Currently €14.0 million is utilized for letters of credit, overdrafts, customer bonds and bank guarantees.

Capital risk management
Nomad’s objectives when managing capital (currently consisting of share capital and share premium) are to safeguard Nomad’s ability to continue as a going concern in order to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital. In order to maintain or adjust the capital structure, Nomad may adjust the amount of dividends paid to shareholders, return capital to shareholders or issue new shares.
Maturity analysis
The tables below show a maturity analysis of contractual undiscounted cash flows, showing items at the earliest date on which the Company could be required to pay the liability:

2017	2018	2019	2020	2021	2022	Over 5 years	Total
	€m	€m	€m	€m	€m	€m	€m
Borrowings-principal	5.1	5.1	5.1	5.1	5.1	1,384.0	1,409.5
Borrowings-interest	46.3	46.0	46.0	45.7	45.5	62.9	292.4
Forward contracts Sell	484.0	—	—	—	—	—	484.0
Forward contracts Buy	(479.6)	—	—	—	—	—	(479.6)
Cross Currency Interest Rate Swaps Pay	29.1	28.7	28.6	28.4	801.4	—	916.2
Cross Currency Interest Rate Swaps Receive	(32.0)	(31.6)	(31.4)	(31.2)	(759.3)	—	(885.5)
Trade and other payables excluding non-financial liabilities	441.6	—	—	—	—	—	441.6
Total	494.5	48.2	48.3	48.0	92.7	1,446.9	2,178.6

2016	2017	2018	2019	2020	2021	Over 5 years	Total
	€m	€m	€m	€m	€m	€m	€m
Borrowings-principal	—	—	—	1,464.2	—	—	1,464.2
Borrowings-interest	59.7	60.0	60.9	29.9	—	—	210.5
Forward contracts Sell	367.8	—	—	—	—	—	367.8
Forward contracts Buy	(381.3)	—	—	—	—	—	(381.3)
Trade and other payables excluding non-financial liabilities	439.1	—	—	—	—	—	439.1
Total	485.3	60.0	60.9	1,494.1	—	—	2,100.3

The 2016 table has been amended to include the Forward contract Buy amount.